Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

28. Subsequent Events

Share Repurchase

Pursuant to its share repurchase program, the Company repurchased 505,520 of its common shares on the open market between April 1, 2018 and May 10, 2018 at a weighted average price of $31.31 per share for an aggregate cash amount of $15,827.

30. Subsequent Events

Share Repurchase

Pursuant to its share repurchase program, the Company repurchased 757,526 of its common shares between January 1, 2018 and March 1, 2018 on the open market at a weighted average price of $31.67 per share for an aggregate cash amount of $23,993.

The Company repurchased 163,975 of its common shares at a weighted average price of $28.20 per share on January 17, 2018 upon final settlement of the transaction under the Company’s ASR agreement. The Company repurchased 7,092,928 of its common shares in the aggregate under the ASR agreement for an aggregate purchase price of $200,000.

Dividend

On February 12, 2018, the Company announced that its Board of Directors has approved a 25% increase in its quarterly cash dividend, representing a planned annual dividend of $0.30 per common share, increased from $0.24 per common share in 2017. The Board of Directors also declared a dividend for the first quarter of 2018 of $0.075 per common share, which will be paid on or about March 21, 2018 to shareholders of record as of the close of business on March 9, 2018. The declaration of any future dividends will be at the discretion of the Board of Directors.